EXHIBIT 23.3




                       CONSENT OF INDEPENDENT ACCOUNTANTS


          We consent to the use of our report incorporated herein, and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                    /s/  KPMG LLP



December 20, 1999
Atlanta, Georgia